                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             MORGAN FUNSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                             MORGAN FUNSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 22, 2003

The Annual Meeting of Shareholders of Morgan FunShares, Inc. ("the Fund") will be held at Park Place, 10 West Streetsboro, Hudson, Ohio at 4:00 p.m., Eastern Time, on Tuesday, April 22, 2003 for the following purposes:

1. To elect five directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

2. To approve Fifth Third Asset Management, Inc. as the Fund's Investment Advisor, and to approve an Investment Advisory Agreement with Fifth Third Asset Management, Inc.

3. To approve the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2003.

4. To approve a change to the Fund's Investment Objective and Policy.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on Friday, March 21, 2003 are entitled to vote at the meeting or any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                James C. Onorato
                                    Secretary

Hudson, Ohio
March 31, 2003

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT

The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at Park Place, 10 West Streetsboro St., Hudson, Ohio at 4:00 p.m., Eastern Time, on Tuesday, April 22, 2003.

Shareholders of record as of the close of business on the record date, Friday, March 21, 2003, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 1,175,990 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

This proxy statement and form of proxy is being mailed to shareholders on or about March 31, 2003.

The Fund will furnish, without charge, copies of its most recent Annual Report and Semi-Annual Report to any shareholder who requests them by contacting Mr. Robert Pincus, Fifth Third/Maxus Investment Advisors, 1404 East Ninth St., 6th Floor, Cleveland, Ohio 44114 (Call toll-free 1-800-446-2987). These reports are not to be regarded as proxy-soliciting material.

1. ELECTION OF DIRECTORS

It is with great sadness that the Fund advises shareholders that the Fund's founder, Chairman and investment advisor, Burton D. Morgan, died March 6, 2003. The Board has not yet selected a replacement to assume Mr. Morgan's place on the Board of directors.

At a regular meeting of the Board of Directors held October 22, 2002, Mr. Leonard W. Lindh was appointed to fill a vacancy in a newly created director's seat on the Fund's Board of Directors.

It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the five nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

NAME AND POSITION WITH THE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE               NUMBER AND % OF
FUND                                                                                             SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED AS OF
                                                                                                 3/21/03
-----------------------------------------------------------------------------------------------------------------
Robert F. Pincus               Mr. Pincus has been an Assistant Vice President, Senior              6,000 (1)(2)
Director, President, Member    Investment Executive with Fifth Third Securities, Inc. from
of the Executive Committee     2001 to present. He has been employed with various affiliates of Fifth Third and Maxus from 1985 to the present. Mr. Pincus has served as a Director of the Fund since 1993. Age: 57.
-----------------------------------------------------------------------------------------------------------------
William H. Fellows             Mr. Fellows  served as the Chairman of FC Machine Tool &               100 (1)
Director and the Member of     Design, Inc. (a manufacturer of metal parts) from 1999 to 2002.
the Executive Committee        He  served as an Independent Consultant to FC Machine Tool &
                               Design, Inc. from 1996 to 2002. Mr. Fellows has been a Director of the Fund since 2001. Age: 85.
-----------------------------------------------------------------------------------------------------------------
James C. Onorato               Mr. Onorato has been the President of Summit Capital, Inc. (a            0
Director, Vice President and   financial services company) from 1998 to the present. He was a
Secretary                      Vice President / Portfolio Manager for Maxus Investment Group
                               (now Fifth Third / Maxus Investment Advisors) from 1995 - 1997.
                               He has served as a Director of the Fund since 1997; he has served as the Vice President of the Fund since 1998 and the
                               Secretary of the Fund since 2003. Age: 46
-----------------------------------------------------------------------------------------------------------------
John P. Laird                  Mr. Laird has served as the President of JPL Associates, Inc.            0
Director                       (a marketing consulting firm) from 1995 to the present. He is also a Director of Business Development for SGS Net, LLC (an internet design / marketing company) (2000 to present), and a
                               Registered Representative with Financial Network Investment
                               Corp. (an investment advisory company) (2001 to present). He has served as a Director of the Fund since 2001. Age: 61.
-----------------------------------------------------------------------------------------------------------------
Leonard W. Lindh               Mr. Lindh served as the National Accounts Manager of Farrel           1300 (1)
Director                       Corporation from 1956-1999.  Mr. Lindh has served as a Director of the Fund since 2002.  Age: 75
-----------------------------------------------------------------------------------------------------------------


(1) Constitutes less than 1% of outstanding shares.

(2) Includes 1,500 shares owned by Mr. Pincus' spouse as to which Mr. Pincus disclaims beneficial ownership.

As of March 21, 2003, all five officers and directors as a group held 7,400 shares, constituting less than 1% of the outstanding shares of the Fund.

Five meetings of the Board of Directors were held during the fiscal year ended December 31, 2002. Each Director other than Messrs. Dougherty and Lindh, attended at least 75% of the meetings of the Board of Directors during 2002.

The Fund does not have a compensation committee. The Fund has a Nominating Committee, an Audit Committee and an Executive Committee. The Board of Director established the Nominating Committee in July, 2002. The current members of the Nominating Committee are Messrs. Hojnacki, Laird, and Fellows. The Board of Directors established the Executive Committee in October 2002 to handle ministerial duties and tasks between regularly scheduled meetings of the full board. The present members of the Executive Committee are Messrs. Pincus, Fellows and Lindh. The Board of Directors established the Audit Committee in 1998. The general function of the Audit Committee, the identity of the Audit Committee's members and the number of meetings held by the Audit Committee during fiscal 2002 are set forth below.

AUDIT COMMITTEE

The Audit Committee held three meetings during fiscal 2002. The primary functions of the Audit Committee are to evaluate the performance and fees of the Fund's independent auditors, review the annual audit and the Fund's internal accounting controls with the independent auditors, review the results of the audit with management, consult with management with respect to the Fund's internal accounting controls and other operating systems, review all related party transactions on an ongoing basis, review SEC exam comments, rights offering material and review potential conflict of interest situations where appropriate. The current members of the Audit Committee are Mr. Hojnacki, Mr. Fellows and Mr. Laird.

At the February 26, 2003 meeting of the Board of Directors, the Audit Committee recommended to the Board of Directors the selection of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent accountants for the year ending December 31, 2003. The Board of Directors, acting on such recommendation, appointed McCurdy & Associates as independent accountants, subject to shareholder approval at the 2003 Annual Meeting.

EXECUTIVE OFFICERS

The Fund has no other executive officers except for Messrs. Pincus, the President of the Fund; and Mr. Onorato, the Vice President and Secretary of the Fund.

COMPENSATION OF DIRECTORS

Each Director who was not acting as the Investment Advisor or was not an interested person of Mutual Shareholder Services, LLC. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met five times in fiscal year 2002. Members of the Audit Committee receive $100 for each meeting of the Audit Committee unless such meeting immediately follows a meeting of the Board of Directors. During fiscal year 2002 the Fund's Directors were paid the following amounts under these arrangements: Mr. Pincus, $600; Mr. Onorato, $400; Mr. Erbaugh, $600; Mr. Fellows, $600; Mr. Dougherty, $200; Mr. Laird, $400; Mr. Hojnacki, $800. Mr. Lindh, $200.

2. TO APPROVE FIFTH THIRD ASSET MANAGEMENT, INC. AS THE FUND'S INVESTMENT ADVISOR, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH FIFTH THIRD ASSET MANAGEMENT, INC.

Prior to February 26, 2003, The Fund's investments were managed by Mr. Burton D. Morgan under an Investment Advisory Agreement entered into in 1996 and amended in 2001 (the "Prior Advisory Agreement"). Due to Mr. Morgan's serious illness, at a Board meeting held on February 26, 2006, the Board of Directors, including a majority of the independent directors, decided to terminate the advisory relationship with Mr. Morgan. At the same meeting, the Board authorized an interim advisory agreement with Fifth Third Asset Management, Inc. On February 28, 2003, the Fund and Mr. Morgan's attorney-in-fact entered into a agreement formally terminating the Prior Advisory Agreement. Thereafter, on March 4, 2003, the Fund entered into an Investment Advisory Agreement (the "New Advisory Agreement") with Fifth Third Asset Management, Inc. ("Investment Advisor"). On March 6, 2003, Mr. Morgan died. The New Advisory Agreement become effective on March 4, 2003 and will remain in effect until the sooner of 150 days after it commenced or the date on which shareholders of the Fund vote to approve it.

Other than the identity of the investment adviser, and deletion of the expense reimbursement provision following approval of the New Advisory Agreement by shareholders, there are no material differences between the New Advisory Agreement and the Prior Advisory Agreement.

The New Advisory Agreement provides that Investment Adviser is entitled to receive an annual fee of .80% of the average value of the Fund's net assets payable monthly. The New Advisory Agreement also provides that the Investment Advisor will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Investment Advisor with respect to that fiscal year. However, upon shareholder approval at the Annual Meeting, the Investment Advisor will not be subject to the 2% reimbursement provision for any period after the annual meeting. Due to the decline in the Fund's net assets as a result of market factors, the Investment Advisor was unwilling to agree to the 2% reimbursement provision

The Investment Advisor advises the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus. It also makes investment decisions with respect to the Fund's assets and places orders to purchase and sell securities. In all of these activities, the Investment Advisor is supervised by the Fund's Board of Directors.

The Advisory Agreement automatically renews each year if it is approved by the Fund's Board of Directors, or by a vote of a majority of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. The Advisory Agreement may be terminated at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund. The Advisory Agreement may also be terminated at any time without penalty by the Investment Advisor.

Under the Advisory Agreement, the Investment Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with a matter to which the Advisory Agreement relates. However, nothing in the Advisory Agreement protects the Advisor against liability to the Fund or to the holders of the Fund's shares for willful misfeasance, bad faith, or gross negligence on its part in the performance of his duties. The Investment Advisor is also not protected from liability resulting from his reckless disregard of his obligations and duties under the Advisory Agreement.

The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal.

The Investment Advisor is an Ohio corporation whose address is 1404 East 9th Street, Cleveland, OH 44114. The Investment Advisor is a wholly-owned subsidiary of Fifth Third Bank, located at Cincinnati, Ohio. The Investment advisor was founded in 1975 and is registered as an investment adviser with the SEC.

The Fund has an Accounting Services Agreement with Mutual Shareholder Services, LLC (formerly an affiliate of Fifth Third / Maxus Investment Advisors. On January 1, 2001, it was purchased by a private buyer). The Agreement provides that Mutual Shareholder Services, LLC. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund. Under the Agreement, the Fund paid Mutual Shareholder Services, LLC. $40,926 during fiscal year 2002.

3. RATIFICATION OF APPOINTMENT OF AUDITORS

The Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 2003. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection.

The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders (Audit Fees); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund (Financial Information Systems Design); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund (All Other Fees).

AUDIT FEES                            FINANCIAL INFORMATION
                                      SYSTEMS DESIGN                     ALL OTHER FEES
$14,389                               0                                  0

4. AMENDMENT TO FUND'S FUNDAMENTAL INVESTMENT POLICY AND OBJECTIVES

The Fund is subject to specific investment restrictions that govern its investment activities. Under the Investment Company Act of 1940, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. The investment restrictions limit the investment activities of the Fund's investment advisor.

The Fund's current Investment Objective prohibits the Fund from writing (selling) or purchasing put or call options, combinations thereof or similar options. The proposed changes would eliminate the restriction imposed on the Fund not to trade in options trading. The proposed change authorizes the Investment Advisor to use covered calls as a means to enhance income. Securities positions against which options are purchased (sold) will not to exceed 25% of the market value of the portfolio at any give time. Under no circumstances will options be used in a speculative manner or to increase portfolio leverage. A covered calls strategy constitutes the purchase or sale of a call option on an underlying security held in the portfolio. The sale of call options can be used to enhance income in the portfolio.

The Fund believes that the amendment will enhance the Fund's flexibility to respond to market, industry, regulatory or technical changes and, therefore, its ability to manage Fund assets in a constantly changing investment environment.

The Board has been advised by the Investment Advisor that it does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Fund. Nor does Fund anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Fund is managed and operated. If approved, the changes will be effective as of the effective date of Fund's next post-effective amendment to its' Registration Statement on Form N-2.

                              BENEFICIAL OWNERSHIP

As of March 21, 2003, the only persons known by the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund are: (1) the Estate of Burton D. Morgan, c/o Mr. Patrick J. Weschler, 50 S. Main Street, Akron, Ohio 44309-1500. Mr. Weschler is the co-executors of the Estate of Burton D. Morgan which owns 580,000 shares (49.3%) of the outstanding shares; and (2) Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, who owns 115,136 shares (9.8%) of the outstanding shares.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund within two (2) business days after the transaction date. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

During 2002, Mr. Onorato, as the Fund's director, was required to report his sale of 800 shares of the Fund's Common Stock on December 2, 2002. Mr. Onorato should have reported such transaction within two (2) business days, however, Mr. Onorato did not report the transaction on From 4 until December 30, 2002.

Other than the late filing that disclosed above, to the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that that no other reports were required during 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners, except for the late report disclosed above, were complied with.

                                  OTHER MATTERS

The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                              REVOCATION OF PROXIES

Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of amendment to Fund's fundamental investment policy and objectives, for ratification of Fifth Third Asset Management, Inc. as the Fund's Investment Adviser and for ratification of the Investment Advisory Agreement with Fifth Third Asset Management, Inc., for ratification of the continuation of the independent accountants.

                             SOLICITATION OF PROXIES

Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

Although neither Ohio law nor the Articles of Incorporation or current Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked abstain or are held in street name by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                          PROPOSALS OF SECURITY HOLDERS

Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 2004 must be received by the Fund no later than December 31, 2003 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is 1404 East 9th Street, Cleveland, OH 44114.

                       BY ORDER OF THE BOARD OF DIRECTORS

                             James C. Onorato
                                Secretary

March 31, 2003

MORGAN FUNSHARES, INC.
c/o Corporate Trust Services
Mall Drop 10AT66-4129
28 Fountain Square Plaza
Cincinnati, OH 45202

NAME APPEARS

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IT NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

         PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

                                    Date: ___________________________________

                                    Signature _______________________________

                                    Signature _______________________________


                                    Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person as a joint account, please provide both signatures.

           R.S. ROWE & COMPANY, INC.; JOB NO. 11636; PROOF OF 3-25-03 TELEPHONE (781)849-9700; (212)926-2444; (800)324-6202; FAX NO.(781)849-9740
                       EMAIL ADDRESS: rsrowe@interserv.com

                           pm6/5th-3rd/MORGAN-PRX/pm6

                             MORGAN FUNSHARES, INC.

            ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 22, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert F. Pincus and James C. Onorato, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Park Place, 10 West Streetsboro, Hudson, Ohio on Tuesday, April 22, 2003 at 4:00 P.M. local time, and any adjournment thereof.

1 To elect five Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

    1.   Robert F. Pincus         2.   John P. Laird         3. James C. Onorato
    4.    Williams H. Fellows     5.   Leonard W. Lindh

    [ ] FOR all nominees listed above         [ ] WITHHOLD AUTHORITY to vote for
    (except as specified below)                   all  nominees listed above

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

-------------------------------------------------------------------------------


2. To approve Fifth Third Asset Management, Inc. as the Fund's Investment Adviser, and to approve an Investment Advisory Agreement with Fifth Third Asset Management, Inc.

       [   ]  FOR          [   ] AGAINST             [   ] ABSTAIN

3. To approve the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2003.

       [   ]  FOR          [   ]  AGAINST            [   ] ABSTAIN

4. To approve an amendment to Fund's Investment Objective and Policy.

       [   ]  FOR          [   ]  AGAINST            [   ] ABSTAIN

5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and matters incident to the conduct of the Annual Meeting.